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                                                                   EXHIBIT 10.38

                              MASTER LOAN AGREEMENT

                                                      Date: As of August 8, 2000

         This Master Loan Agreement (this "LOAN AGREEMENT") is made by and between OH INVESTMENTS, INC., a Florida corporation (hereinafter called "BORROWER," whether one or more), whose address is 1690 5. Congress Avenue, Suite 200, Delray Beach, Florida 33445, and GUARANTY FEDERAL BANK, F.S.B., a federal savings bank organized and existing under the laws of the United States (hereinafter called "LENDER"), whose address is 8333 Douglas Avenue, Dallas, Texas 75225, in connection with a revolving loan (hereinafter called the "LOAN"), from Lender to Borrower, for the acquisition and/or refinancing of residential lots (the "LOTS"). and the construction of single-family residences thereon (the "RESIDENCES"), and the acquisition and development of certain land located in Delray Beach, Palm Beach County, Florida consisting of four hundred twenty-nine (429) Lots in the master-planned community known as "Vizcaya" (the "ACQUISITION LAND"), together with the acquisition of fully-completed Lots comprising a portion of the Acquisition Land upon which Residences may be constructed thereon (the "INVENTORY LOTS") (the Lots, the Residences, the Acquisition Land and the Inventory Lots are hereinafter sometimes collectively called hereinafter the "PROPERTIES" and individually a "Property"), all in accordance with the terms, conditions and limitations set forth herein and the Approved Budget attached hereto as EXHIBIT B. The Properties shall be in residential subdivisions approved by Lender, as set forth in EXHIBIT A attached hereto, and incorporated herein by reference, and in additional residential subdivisions, as may hereafter be approved by Lender from time to time. The number of Residences to be constructed shall be limited and the price range of the Residences shall be as stipulated on EXHIBIT A attached hereto. The amount of Acquisition Land and the number of Inventory Lots shall be limited as stipulated on EXHIBIT A attached hereto. The Loan shall be in the amount of $26,787,200.00 (the "LOAN AMOUNT"). This Loan Agreement is a master agreement and shall govern all of the advances made under that certain Revolving Promissory Note of even date herewith (the "NOTE"), secured by one or more mortgages, from time to time executed by Borrower, for the benefit of Lender, covering certain Lots and Residences constructed or to be constructed thereon and also covering the Acquisition Land and the Inventory Lots.

         In connection with the Loan, Borrower and Lender hereby agree as follows:

         1. NOTE, AUTHORITY, ETC. Simultaneously with the execution and delivery of this Loan Agreement, Borrower shall execute and deliver to, procure for, and deposit with and pay to Lender, the following, all in form and substance satisfactory to Lender:

                  (a) The Note evidencing the Loan.

                  (b) Such documents and instruments as Lender may reasonably require to evidence the status, organization or authority of Borrower and any guarantor of the Loan.

                  (c) A Guaranty Agreement (collectively, the "GUARANTY")


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         executed by each of the guarantor(s) set forth on EXHIBIT A attached hereto and incorporated herein by reference ("GUARANTOR," whether one or more).

                  (d) An Approved Budget, in the form attached hereto as EXHIBIT B and incorporated herein by reference.

                  (e) Financial statements of Borrower and any Guarantor of the Loan (the "FINANCIAL STATEMENTS").

         2. REQUIREMENTS FOR FIRST ADVANCE. Prior to the first advance secured by a Mortgage (as hereinafter defined), Borrower shall execute and deliver to, procure for and deposit with and pay to Lender the following, all in form and substance satisfactory to Lender, such requirements also being applicable prior to the first advance secured by each additional Mortgage:

                   (a) Such documents as Lender may reasonably require to evidence, govern or secure the payment of the Loan, including a mortgage (each individual mortgage is hereinafter called a "MORTGAGE", and all mortgages securing the Loan are hereinafter called the "MORTGAGES"), securing the payment of the Note and Loan and evidencing a first lien or charge on that portion of the Properties covered by the Mortgage.

                  (b) A commitment to issue the ALTA Policy (hereafter described) effective through the date of closing, and following the recordation of the Mortgage, an ALTA loan policy of title insurance (with Florida modifications and such applicable endorsements as Lender shall reasonably require) (the "ALTA POLICY"), issued by a company or companies reasonably acceptable to Lender, agreeing to insure Lender in the aggregate amount of the Loan Allocation (hereafter defined) for each Property covered by such Mortgage (the "AGGREGATE LOAN ALLOCATION"), that such Mortgage and any other liens securing payment of the Note and Loan have the priority required by Lender. If reasonably required by Lender, the ALTA Policy shall be extended and endorsed to cover each and every advance at the time such advance is made. Provided, however, the maximum title insurance for title insurance underwriters must be not less than the amount of the Note, and if required by Lender, from time to time, Borrower shall cause to be issued to Lender an additional ALTA Policy or ALTA Policies, in such amounts and from such title insurance underwriters as are reasonably acceptable to Lender. Additionally, if required by Lender at any time, a construction escrow agreement shall be entered into by and among Borrower, Lender and the title company issuing the ALTA Policy (a "CONSTRUCTION ESCROW AGREEMENT") which, in addition to the terms of this Loan Agreement, shall also govern the process of advances made hereunder, but in no event shall the Construction Escrow Agreement replace or deem invalid or inapplicable the terms of this Loan Agreement, and the terms and conditions of such agreement shall only be in addition to the terms, requirements and conditions of this Loan Agreement governing advances.

                  (c) Policies of all-risk builder's risk insurance on each Property covered by such Mortgage, owner's liability insurance, worker's compensation insurance, and such other insurance as Lender may


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         reasonably require, with standard mortgagee clauses attached naming
         Guaranty Federal Bank, F.S.B., 8333 Douglas Avenue, Dallas, Texas 75225, Attention: Commercial Loan Insurance Administrator, as the insured mortgagee thereunder, such policies to be issued by companies reasonably satisfactory to Lender, with copies, or certificates thereof, being delivered to Lender.

                  (d) A representative set of plans with respect to each type or model of Residence to be constructed by Borrower on every Lot covered by such Mortgage.

                  (e) Recorded Subdivision Plat pertaining to all Lots covered by such Mortgage, approved by all applicable governmental authorities having jurisdiction. Borrower and Lender acknowledge and agree, however, that a portion of the Property covered by the Mortgage is in the process of being replatted and a Subdivision Plat (labeled "Vizcaya, Plat No. 4) for such portion of the Property has been prepared and submitted to the applicable governmental authority for approval. Borrower shall not commence any development or construction activities on such portion of the Property, and Lender shall not be required to make any advances for the development or construction of improvements, Lots or Residences on such portion of the Property, until the Subdivision Plat applicable to such portion has been approved by Lender and the applicable governmental authority (and Borrower shall provide Lender with evidence reasonably satisfactory to Lender of such approval), and following such approval the approved Subdivision Plat shall be recorded in the public records of Palm Beach County, Florida (but such recordation shall not be a condition to Borrower's commencement of development on such portion of the Property, provided that such recordation occurs promptly after approval of the Subdivision Plat is obtained by the applicable governmental authority).

                  (f) Appraisal of the Lot(s) and the Residence(s) to be constructed thereon (if applicable) covered by such Mortgage, which shall be ordered directly by Lender, at Borrower's expense, prepared by an appraiser satisfactory to Lender.

                  (g) Such sums for insurance, taxes, expenses, charges and fees customarily required by Lender.

                  (h) Loan Commitment Fee in the amount set forth on EXHIBIT A attached hereto.

                  (i) Evidence that each Lot covered by such Mortgage is not located within any designated flood plain or special flood hazard area, or, in the alternative, flood insurance in such form and amount acceptable to Lender.

                  (j) True, correct and complete copies of all executed Contracts of Sale (the "CONTRACTS"), for the sale of a Property, covered by such Mortgage.



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                  (k) Inspection fee as set forth on EXHIBIT A attached hereto.

                  (1) If and as requested by Lender, (i) evidence that all applicable zoning ordinances and restrictive covenants affecting the Property covered by such Mortgage permit the use for which the Residences to be constructed thereon are intended and have been or will be complied with, (ii) evidence of the availability of all utilities to and for the Property covered by such Mortgage, (iii) evidence that all streets providing access to the Property covered by such Mortgage have been dedicated to public use and installed and accepted by the applicable governmental authorities, (iv) an environmental site assessment report with respect to the Property covered by such Mortgage which is prepared by a qualified firm reasonably acceptable to Lender and which certifies as follows: (A) there is no evidence that any hazardous materials have been generated, treated, stored, or disposed of on any of the Property covered by such Mortgage and none exists, on, under or at such Property; (B) there is no publicly available information or records, or evidence at the Property covered by such Mortgage or visible in the surrounding community, of environmental matters that could restrict the development or use of such Property or of any high voltage transmission lines, wetlands, or hazardous material, and (v) such other information and evidence as Lender shall reasonably require relating to Borrower or such Property.

                  (m) A detailed cost breakdown for the construction of each Residence covered by such Mortgage.

         This Loan Agreement, the Note, the Mortgage, the Guaranty and any other documents evidencing or securing the Loan are collectively called hereinafter the "LOAN INSTRUMENTS."

         3. REQUIREMENTS FOR SUBSEQUENT ADVANCES. Prior to any subsequent advances secured by a Mortgage, Borrower shall satisfy the following requirements and, if required by Lender, deliver to Lender evidence of such satisfaction, such requirements also being applicable prior to any subsequent advances secured by each additional Mortgage:

                  (a) All conditions precedent to the first advance shall have been satisfied.

                  (b) Such certificates, approvals and evidence of completion, in whole or in part, of the applicable construction item described on the Approved Budget, bills and invoices as Lender may request prior to making any disbursement hereunder.

                  (c) Building permit(s) and all other permits required with respect to the Residences covered by such Mortgage.

                  (d) Lender may require as a condition to each advance, a bills-paid affidavit from each original contractor and subcontractor, to be submitted with each draw request.

                  (e) A copy of the recorded notice of commencement for the Property covered by such Mortgage, together with evidence that such notice was recorded subsequent to the recording of such Mortgage.



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                  (f) The Borrower will comply in all respects with the Florida
         Construction Lien Law as the same may from time to time exist, and the Lender shall not be obligated to disburse any funds to the Borrower or any other person or entity if, in the opinion of the Lender and its counsel, such disbursement would result in a violation of such law. The Borrower will cause all materials, supplies and goods to be incorporated as part of the improvements to the Property to be delivered to the Property free and clear of all liens and encumbrances so that no other party shall have an interest therein. The Borrower shall immediately notify the Lender of any and all notices to owner or claims of lien, if any, and any similar documents, served upon or received by the Borrower or its designated agent concerning the improvements to the Property. If any mechanic's lien shall be filed against any Property or the improvements thereon or any interest therein by reason of work, labor, services or materials supplied or claimed to have been supplied, or any other liens or encumbrances, other than the Mortgage, shall be recorded, filed or suffered to exist, and if any such mechanic's lien or other lien or encumbrance is not discharged or bonded off within twenty (20) days of the filing or recording thereof, then the Lender may, at its option: (i) pay and discharge such lien or encumbrance; (ii) reserve funds from the loan contemplated herein or otherwise for payment of such lien or encumbrance; or (iii) obtain a surety bond for payment of such lien or encumbrance. In such case, the sum which the Lender shall have so paid, or any other costs incurred by the Lender in connection therewith, shall be deemed an advance under the Note and shall be payable in accordance with the terms thereof (whether or not such sum or losses results in an outstanding balance greater than the original principal amount of the Note). While any such lien or encumbrance remains of record and unbonded, the Lender may withhold making any further advances hereunder. In addition, upon written notice from the Lender to the Borrower, the existence of any such lien or encumbrance beyond the twenty (20) day period noted above shall constitute an Event of Default hereunder.

         4. PROCEDURE FOR ADVANCES. Advances under the Loan shall be in accordance with the following:

                  (a) Upon Borrower's compliance with the provisions of this Loan Agreement, provided that Borrower is not in default hereunder (beyond any applicable grace or cure period), and subject to all other provisions of this Loan Agreement, Lender will advance and disburse the Loan and Borrower's Deposit (hereinafter defined) in installments to Borrower for the payment of the acquisition or refinancing costs for any Lots and/or, after actual commencement of construction hereunder, for the payment of costs of labor, materials or services for the development of the Property and the construction of the Residences for work actually done during the preceding period less retainage (if required by Lender) in accordance with the Approved Budget and this Loan Agreement. As to all advances, a residential draw request therefor shall be executed and certified to by Borrower, containing the information as set forth on EXHIBIT C attached hereto, and such other information as may be reasonably requested by Lender from time to time, and shall be accompanied by such information as Lender may reasonably request including, down-date waivers from those contractors and subcontractors to whose contract the advance is allocable. Borrower shall be entitled only to payment in the amount approved by Lender in accordance with this Loan Agreement. Borrower agrees that Lender may make advances under the Loan before receiving Borrower's executed residential draw request and Borrower acknowledges that any such advance shall be deemed to be the amount requested by Borrower in such residential draw request even though the amount reflected in such



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         executed residential draw request may differ from the amount of the advance made by Lender. Advances under the Loan for any particular line item shall not exceed the amount of the Loan allocated to that particular line item as provided in the Approved Budget (except to the extent provided in the following sentence), and advances under the Loan for the stage of construction of any Residence shall not exceed the percentages set forth on PAGE 2 of EXHIBIT B as part of the Approved Budget. Borrower shall not amend the Approved Budget, or otherwise reallocate loan funds from one budget line item to another, without the prior written approval of Lender; provided, however, that Borrower may reallocate loan funds for "hard costs" from one "hard cost" budget line item to another not to exceed $50,000 per line item or $100,000 in the aggregate. If requested by Lender, Borrower shall maintain a special account at a bank selected by Borrower, satisfactory to Lender, into which all advances and other payments in connection with the construction of the Residences shall be deposited by Borrower, and against which checks shall be drawn only for costs incident to the Loan and the Property. Borrower hereby agrees that Lender shall have a security interest in any such special account. Any and all advances of the Loan shall be held by Borrower in trust and applied by Borrower solely for the purposes for which the funds have been advanced. Lender shall not be obligated to monitor nor determine Borrower's use or application of any advance.

                  (b) Any provision herein to the contrary notwithstanding, the amount of the Loan allocated to be advanced for a Property (the "LOAN ALLOCATION" or if applicable to more than one Property, the "LOAN ALLOCATIONS") shall not exceed the following:

                  (i) With respect to the acquisition and development of the Acquisition Land, Lots and Inventory Lots, the amount of the Loan Allocation to be advanced for such purposes shall not exceed the LESSER of (A) seventy-one and four-tenths of one percent (71.4%) of the actual direct costs of such acquisition and development (which shall be inclusive of interest reserve) for such Property, as determined by Lender (the "LOAN TO COST RATIO"), or (B) seventy-five percent (75%) of the value established by Lender or by an appraisal prepared by an appraiser satisfactory to Lender and otherwise in form and substance satisfactory to Lender which is applicable to such Property (the "LOAN TO VALUE RATIO").

                  (ii) With respect to the construction of Residences, the amount of the Loan Allocation to be advanced for the construction of each Residence shall not exceed the LESSER of the following:



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                                   (A)      the difference of (1) one hundred
                                            percent (100%) of the actual direct
                                            costs of construction of such
                                            Residence, as determined by Lender
                                            (the "LOAN TO COST RATIO"), less (2)
                                            $36,800 (which is the amount of the
                                            Loan on a per Lot basis allocated to
                                            the acquisition and development of
                                            the Acquisition Land and Lots as
                                            shown on the Approved Budget, based
                                            upon a total acquisition and
                                            development budget of $15,787,200
                                            and a total number of 429 Lots); or

                                   (B)      the difference of(1) eighty percent
                                            (80%) of the lesser of(X) the value
                                            established by Lender or by an
                                            appraisal prepared by an appraiser
                                            satisfactory to Lender and otherwise
                                            in form and substance satisfactory
                                            to Lender which is applicable to
                                            such Residence or (Y) the sales
                                            price of the Residence (the "LOAN TO
                                            VALUE RATIO"), less (2) $36,800.00.

                  (c) Notwithstanding any other requirements contained herein, if required by Lender, the final advance under a Loan Allocation will not be made until Lender has received the following evidence and documents or such of the following evidence and documents as is requested by Lender: (1) evidence that all requirements of governmental authorities having jurisdiction have been satisfied, (2) evidence that no mechanics' or materialmen's liens or other encumbrances have been filed and remain in effect against such Lot and/or Residence thereon,
         (3) evidence that such Residence has been completed, and (4) final lien releases or waivers by all parties who have supplied labor, materials, or services for the construction of such Residence, or who otherwise might be entitled to claim a contractual, statutory, or constitutional lien against such Residence.

                  (d) Anything herein or in any of the other Loan Instruments to the contrary notwithstanding, at no time shall Lender be obligated to make any advance hereunder if the outstanding balance of the Loan equals or exceeds the Loan Amount, or the loans-to-one-borrower limitation imposed upon Lender by any applicable laws, rules, and regulations of entities having jurisdiction over Lender in connection with indebtedness owing by Borrower and its affiliates to Lender (the "LOANS-TO-ONE-BORROWER LIMITATION").

                  (e) The Borrower acknowledges that it has participated with the Lender in establishing the structure of this transaction and that it has independently determined the amount of documentary stamp taxes, intangible personal property taxes and other taxes due in connection herewith. The Borrower has not relied upon representations of the Lender or its counsel in calculating the amount of such taxes, and the Borrower shall be liable for any additional taxes (including interest and penalties) which may be due in connection with this transaction or any renewals hereof.

                  To the extent permitted under Florida law, Borrower hereby agrees to indemnify and hold Lender harmless for any loss, damages, penalties and all costs and expenses (including attorneys and


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         paralegals' fees) incurred or suffered by Lender due to the failure of
         Borrower to pay any Florida documentary stamp tax, intangible personal property tax or any other tax or charge whatsoever imposed by the State of Florida on the Loan or the Loan Instruments.

                  (f) Notwithstanding anything to the contrary set forth in this Loan Agreement, the Lender shall not be obligated to disburse any sums until it has received a waiver or release of liens from all contractors, subcontractors, materialmen or others who may be entitled to a lien for work performed or materials furnished through the date of the applicable draw request (conditioned only upon payment of the amounts to be paid to such parties from the applicable requested loan advance). At the option of the Lender, final payment shall not be made until all contractors, subcontractors, materialmen and suppliers have furnished the affidavit required by Section 713.06 (3)(d), Florida Statutes, and full releases of liens have been obtained from all lienors giving notice as defined in Section 713.01(19), Florida Statutes, and from all lienors recording claims of lien. If any contractor defaults or construction is abandoned for any reason, the Borrower shall promptly take all steps required by law or by the Lender to eliminate mechanic's, supplier's or construction liens on the Property and the improvements thereon. If any claims of lien are filed and not disposed of by the Borrower within twenty (20) days of filing, the Borrower, if requested by the Lender, will appoint the Lender its attorney-in-fact for the sole purpose of recording a Notice of Contest of Lien under Section 713.22, Florida Statutes. The Lender, without incurring any liability to the Borrower or any contractor, may deposit funds with the appropriate Clerk of the Circuit Court under Section 713.24, Florida Statutes, to transfer liens to such deposit and any such deposit shall be charged against the Borrower's account in the same manner as any disbursement to it or for its account under the Note. Nothing in this paragraph and no exercise by the Lender of any rights or options provided in this paragraph, shall limit the rights, options or remedies available to the Lender under any other provision of this Loan Agreement.

         5. BORROWER'S DEPOSIT. If Lender determines at any time that the unadvanced portion of the Loan will be insufficient for payment in full of (a) costs of labor, materials, and services required for the construction of the Residences, (b) other costs and expenses specified in the Approved Budget, (c) interest from time to time owing or to become owing on the Loan, (d) other costs and expenses required to be paid in connection with the construction of the Residences in accordance with any governmental requirements, and (e) other costs and expenses arising in connection with the ownership, operation, development and/or construction of the Properties, then Borrower shall, within ten (10) days of Lender's request, deposit with Lender such sums (collectively, the "BORROWER'S DEPOSIT") as Lender may deem necessary, in addition to the Loan, for the completion of the Residences, the payment of all costs in connection with the construction of the Residences, and the performance of any obligation of Borrower to Lender. Borrower hereby agrees that Lender (a) shall have a security interest in any Borrower's Deposit, and (b) may apply any proceeds of any Borrower's Deposit for the purposes contemplated herein without any further consent or action on Borrower's part. Lender shall not be required to pay



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interest on the Borrower's Deposit. Lender may advance all or a portion of the
Borrower's Deposit prior to any advance of any portion of the Loan proceeds. Borrower shall promptly notify Lender in writing if and when the cost of the construction of the Residences exceeds, or appears likely to exceed, the amount of the unadvanced portion of the Loan and the unadvanced portion of the Borrower's Deposit.

         6. WARRANTIES, REPRESENTATIONS, COVENANTS, AND AGREEMENTS. Borrower warrants, represents, covenants and agrees as follows:

                  (a) Prior to the closing of the Loan and the recordation of the Mortgage, Borrower shall provide Lender with any and all evidence satisfactory to Lender (including, without limitation, lien waivers, release of liens, and subordination agreements from any and all contractors, subcontractors, architects, engineers, and materialmen who have performed or who may perform any work on the Property, or who have supplied or may supply materials for the development of the Property) that there are no liens or potential lien claims for any work of any kind pertaining to the development of the Property or the construction of any of the Residences, and the ALTA Policy shall insure the priority of the lien of the Mortgage against any and all existing and potential mechanics' and materialmens' liens or claims of lien, and Borrower HEREBY DOES AND SHALL INDEMNIFY AND HOLD LENDER HARMLESS FROM AND AGAINST ANY AND ALL SUCH LIENS OR CLAIMS OF LIEN WHICH IN ANY WAY RELATE TO WORK PERFORMED OR MATERIALS SUPPLIED TO THE PROPERTY PRIOR TO OR AFTER THE DATE OF THIS LOAN AGREEMENT, and Borrower shall at all times comply with PARAGRAPHS 3(F) AND 4(F) above; and Borrower shall comply with all requirements of Chapter 713, Florida Statutes, to achieve such purpose, including, without limitation, filing a Notice of Termination for all notices of commencement having been filed of record and, following the recordation of the Mortgage, recording a Notice of Recommencement with respect to the Property covered by the Mortgage.

                  (b) Borrower will complete actual construction of each Residence, including all necessary utility connections, substantially in accordance with the plans and specifications submitted to and approved by Lender, and in accordance with good building practice and all applicable laws, ordinances, rules, regulations and restrictions, within nine (9) months from the date of commencement of construction. After construction of a Residence has been commenced, Borrower shall diligently proceed with said construction and will not permit cessation of the work of construction for a period in excess of fifteen (15) consecutive days without the written consent of Lender except for causes beyond the reasonable control of Borrower, and then not more than thirty (30) days in any event without such consent provided that Borrower is proceeding diligently in all other respects.

                  (c) Without the prior written consent of Lender (which consent shall not be unreasonably withheld), Borrower will make no material change in the plans and specifications submitted to Lender.

                  (d) After a default hereunder (beyond any applicable grace or cure period) or if Lender reasonably believes that the prospect of payment of the Note or the performance of the obligations under the Loan Instruments is impaired, Lender shall have the right, but not the obligation, to disburse and directly apply the proceeds of any advance


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         under the Loan to the satisfaction of any of Borrower's obligations hereunder. Any advance by Lender for such purpose shall be part of the Loan and shall be secured by the Mortgages, except an advance of a Borrower's Deposit. Borrower hereby authorizes Lender to hold, use, disburse, and apply the Loan and the Borrower's Deposit for payment of costs of construction of the Residences, expenses incident to the Loan and the Property, costs of completion of all necessary off-site development of the Property, and the payment or performance of any obligation of Borrower hereunder. Borrower hereby assigns and pledges the proceeds of the Loan and Borrower's Deposit to Lender for such purposes. Lender may advance and incur such expenses as Lender deems reasonably necessary for the completion of construction of the Residences and to preserve the Property and any other security for the Loan, and such expenses, even though in excess of the amount of the Loan, shall be secured by the Mortgages, and payable to Lender upon demand. Lender may disburse any portion of any advance at anytime, and from time to time, to persons other than Borrower for the purposes specified herein irrespective of the provisions of PARAGRAPH 4 hereof, and the amount of advances to which Borrower shall thereafter be entitled shall be correspondingly reduced.

                  (e) All advances and disbursements of the Loan and Borrower's Deposit are subject to inspection of the Residences by Lender's appraiser, and Lender at its election may require five (5) business days after receipt of notice in writing before making any advance or payment, for the purpose of making an inspection or other determination.

                  (f) Borrower will accept advances and disbursements in accordance with the provisions hereof and, if made to Borrower, will use or cause each such disbursement to be used solely for the payment of materials, labor, services, costs and expenses incurred in connection with the construction of the Residences or for such additional costs and expenses as may be approved in writing by Lender, and in payment or performance of any obligation of Borrower to Lender, and for no other purpose.

                  (g) Borrower will permit Lender and Lender's agents and representatives (who may be a third-party designated from time to time by Lender), at any and all times, during regular business hours, to inspect said construction and the Residences and to examine and copy all of Borrower's books and records and all contracts and bills pertaining to said construction and the Residences. If applicable, Borrower shall pay Lender at the time of each inspection of a Residence, an inspection fee in the amount provided in EXHIBIT A attached hereto, for having Lender's representative (who may be a third-party designated from time to time by Lender) inspect the Property. After a default hereunder (beyond any applicable grace or cure period), if Lender shall examine the aforesaid books and records, Borrower shall pay within ten (10) days of written demand by Lender, subject to PARAGRAPH 12 hereof, reasonable expenses incurred by Lender as a result of such examination.

                  (h) Lender has no liability or obligation whatsoever for the Residences or the construction or completion thereof or work performed thereon, and has no obligation except to advance the Loan as herein agreed, and is not obligated to inspect the Residences; nor is Lender liable for the performance or default of any contractor or subcontractor, or for any failure to construct, complete, protect or insure the Residences, or for the payment of any cost or expense incurred in connection therewith, or for the performance or nonperformance of any obligation of Borrower to Lender; and nothing, including without limitation any disbursement hereunder or the deposit or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, on Lender's part.

                  (i) In the event of any default by Borrower as defined in PARAGRAPH 10 hereof (beyond any applicable grace or cure period), Lender (in addition to any and all other remedies permitted by law) may
         (i) exercise any of the rights provided in the Mortgage in event of default; (ii) enter upon the Property; (iii) employ watchmen to protect the Property (including personal property located thereon) from damage, injury or loss; (iv) continue any or all existing contracts for the completion of the Residences or enter into any new, additional or substitute contracts for the completion of the Residences, either in Lender's own name or in the name of Borrower; (v) advance such of the undisbursed Loan proceeds and/or Lender's own funds as may be necessary to remedy such default, including completion of the Residences, and in such event, all such advances shall be secured by the Mortgages and by all other security for the Loan, and Borrower will pay the same, together with interest thereon at the maximum lawful rate, to Lender upon demand; and (vi) elect not to make any further advances of the undisbursed Loan proceeds, and in such event Borrower shall not be entitled to any further advances under the Loan.

                  (j) Without the prior written consent of Lender, no materials, equipment, fixtures or any other part of the Residences shall be purchased or installed under security agreements, conditional sale contracts or lease agreements, or other arrangement wherein a security interest or title to said property is retained or the right is reserved or accrues to anyone to remove or repossess any such items or to consider them as personal property.

                  (k) Lender may (but shall not be obligated to) commence, appear in or defend any action or proceeding purporting to affect the Property or the rights or duties of Lender or Borrower or the payment of any funds hereunder, and in connection therewith may pay all necessary expenses, including reasonable attorneys' fees, which Borrower hereby agrees to pay to Lender upon demand. Borrower hereby irrevocably appoints and authorizes Lender, as Borrower's attorney-in-fact under a power of attorney coupled with an interest, to execute, file and record any notice of completion or cessation of labor or any other notice which Lender deems necessary or advisable to protect its interest hereunder or the security for the Loan.

                  (l) Borrower may not assign or otherwise transfer this Loan Agreement or any right hereunder, and this Loan Agreement shall be binding upon Borrower and the representatives and successors of Borrower. In the event of the termination or dissolution of Borrower prior to the completion of the Residences or prior to the use, release or disbursement of all proceeds of the Loan and any Borrower's Deposit, this Loan Agreement shall not, at the option of Lender, be terminated or affected by such dissolution or termination.

                  (m) [Intentionally Omitted]

                  (n) Borrower shall promptly inform Lender of (i) any litigation against Borrower or either Guarantor or affecting the Property, which, if determined adversely, might have a material adverse effect upon the financial condition of Borrower or either Guarantor or upon the Properties, or might cause a default hereunder, (ii) any material claim or controversy which might become the subject of such litigation, and (iii) any material adverse change in the financial condition of Borrower or any Guarantor.

                  (o) Borrower shall promptly inform Lender if any Contracts are canceled and/or materially modified or if any lending institution cancels or materially modifies its commitment to finance a prospective buyer's acquisition of a Residence.

                  (p) As required by Lender, Borrower shall provide Lender with the following matters relating to Borrower (all in form and content satisfactory to Lender): (1) unaudited Financial Statements within sixty (60) days of Borrower's fiscal year end; (2) unaudited Financial Statements within forty-five (45) days of each calendar quarter end (if requested by Lender); and (3) sales, closings and inventory reports of Residences, acceptable to Lender, within thirty (30) days of each calendar month end, during the term of the Loan. Borrower shall also cause each Guarantor and any other party obligated for the Loan to provide Lender its Financial Statement on or before April 15 of each calendar year, or more frequently as reasonably required by Lender. All Financial Statements shall be true, correct, and complete as of the dates specified therein and fully and accurately present the financial condition of Borrower and any other party obligated for the Loan, as appropriate, as of the dates specified. Borrower represents to Lender that on the date hereof, no material adverse change has occurred in the financial condition of Borrower or, to Borrower's knowledge, any other party obligated for the Loan since the dates the initial Financial Statements of Borrower and any other party obligated for the Loan were delivered to Lender.

                  (q) A default under any other loan from Lender to Borrower (or an affiliate of Borrower) shall constitute a default under the Loan Instruments and a default under the Loan Instruments shall constitute a default under such other loans.

                  (r) The ALTA Policy shall insure Lender, in the amount of the Aggregate Loan Allocation for each Property covered by such Mortgage, that such Mortgage and any other liens securing the payment of the Note and Loan have the priority required by Lender. If further required by Lender, the ALTA Policy shall be extended and endorsed to cover each and every advance under such Aggregate Loan Allocation at the time such advance is made.

                  (s) Subject to the provisions of PARAGRAPH 16 hereof, Borrower shall cause a Property to be released from a Mortgage at such times as provided in EXHIBIT A attached hereto (the "REQUIRED RELEASE DATE").

                  (t) Neither Borrower nor any other party shall occupy any Residence which is covered by a Mortgage.

         7. REQUIRED PRINCIPAL PAYMENTS. Borrower shall pay the principal of the Note as therein provided and as provided in EXHIBIT A attached hereto. Further, if, at any time, the outstanding balance of the Loan exceeds (1) the Loan Amount or (2) the Loans-to-One-Borrower Limitation, or if, at any time, the amount of the Loan advanced by Lender for a particular Property exceeds the Loan to Value Ratio for such Property, Borrower shall immediately pay in cash to Lender, within ten (10) days of written demand therefor, the amount of such excess. Further, after nine (9) months from the recording of a Mortgage in the Real Property Records, Lender shall have the right to obtain an appraisal of the Property covered by such Mortgage, from an appraiser satisfactory to Lender, paid for by Borrower, and in the event such appraisal determines that the portion of the Loan advanced by Lender for such Property exceeds the Loan to Value Ratio for such Property, then Borrower shall also immediately pay in cash to Lender, within ten (10) days of written demand therefor, the amount of such excess.

         8. REVOLVING LOAN. All or any portion of the principal of the Loan may be borrowed, paid, prepaid, repaid and reborrowed from time to time prior to maturity in accordance with the provisions of the Loan Instruments. The excess of borrowing (advances and re-advances) over repayments shall evidence the principal balance of the Loan from time to time and at any time. The aggregate amount of all advances under the Loan may exceed the Loan Amount, but neither the outstanding principal balance of the Loan nor the outstanding aggregate amount of the Loan Allocations shall ever exceed the Loan Amount.

         9. MATURITY AND EXTENSION. Notwithstanding any provision in the Note to the contrary, the Note and Loan shall mature and may be extended as provided in EXHIBIT A attached hereto.

         10. DEFAULT. The term "default" as used herein shall include a breach by Borrower of any agreement, warranty, representation or covenant contained in this Loan Agreement and as may be set forth on EXHIBIT A attached hereto (beyond any grace or cure period applicable thereto as provided herein or in the other Loan Instruments), and any default or "EVENT OF DEFAULT" by Borrower under any of the Loan Instruments (beyond any grace or cure period applicable thereto as provided herein or in the other Loan Instruments). In the event of a default by Borrower (beyond any applicable grace or cure period), as aforesaid, Lender, at its election, may declare all sums owing on account of the Loan to be immediately due and payable, exercise any and all remedies provided in the Loan Instruments or otherwise at law or in equity and/or make no additional advances hereunder. No waiver of any default on the part of Borrower shall be considered a waiver of any other or subsequent default, and no delay or omission in exercising or enforcing the rights and powers of Lender shall be construed as a waiver of such rights and powers, and likewise no exercise or enforcement of any rights or powers hereunder by Lender shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time.

         11. [Intentionally Omitted]

         12. LIMITATION ON INTEREST. All agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of the Note or otherwise, shall the interest contracted for, charged or received by Lender exceed the maximum amount permissible under applicable law. If, from any circumstance Lender shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal of the Note and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Note such excess shall be refunded to Borrower. All interest paid or agreed to be paid to the holder of the Note shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period from the date of the Note until payment in full of the principal so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between Borrower and Lender.

         13. CHOICE OF LAW. EXCEPT WHERE FEDERAL LAW IS APPLICABLE (INCLUDING, WITHOUT LIMITATION, ANY FEDERAL USURY CEILING OR OTHER FEDERAL LAW WHICH, FROM TIME TO TIME, IS APPLICABLE TO THE INDEBTEDNESS HEREIN AND WHICH PREEMPTS STATE USURY LAWS), THIS LOAN AGREEMENT, THE NOTE, AND THE OTHER LOAN INSTRUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA.

         14. NOTICES. All notices, demands, requests, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given when presented personally, or two (2) days after being deposited in a regularly maintained receptacle for the United States Postal Service, postage prepaid, registered or certified, return receipt requested, or one (1) day after being deposited with a reputable overnight courier (such as UPS or FedEx) for next-day delivery, addressed to Borrower or Lender, as the case may be, at the respective addresses set forth on the first page of this Loan Agreement, or such other address as Borrower or Lender may from time to time designate by written notice to the other as herein required.

          15. FEES AND EXPENSES. Borrower agrees to pay when due Lender's fees, as set forth herein, the reasonable attorneys' fees and expenses of Lender's counsel, title insurance and examination charges, survey costs, hazard insurance premiums, filing and recording fees, and other reasonable expenses payable to third parties incurred by Lender in connection with the consummation of the transactions contemplated by this Loan Agreement, including all renewals, extensions and modifications thereof. Further, Borrower agrees to make each payment which it owes under the Loan Instruments not later than 2:00 p.m.,

Dallas, Texas time, on the date such payment becomes due and payable (or the date any voluntary prepayment is made), in immediately available funds. Any payment received by Lender after such time will be deemed to have been made on the next following business day.

         16. PARTIAL RELEASES. Borrower shall have the right to obtain partial releases of the Property subject to the following terms and conditions:

                  (a) Borrower shall not be in default hereunder or under any other of the Loan Instruments (beyond any applicable grace or cure period);

                  (b) Borrower shall submit a prepared partial release instrument (the "PARTIAL RELEASE") in form and substance reasonably satisfactory to Lender together with a lot and block description of the Property to be released. In addition, the Partial Release should be accompanied with information necessary for Lender to process the Partial Release, including the name and address of the title insurance company, if any, to whose attention the Partial Release should be directed, numbers that reference the Partial Release (i.e., order numbers, release numbers, etc.) and the date when the Partial Release is to become effective;

                  (c) If required by Lender, all accrued and unpaid interest on the principal amount of the Loan being prepaid shall be paid at the time such Partial Release is requested; provided that any payment received by Lender after 2:00 p.m., Dallas, Texas time, will be deemed to have been made on the next following business day;

                  (d) Payment to Lender of an amount in cash as provided on EXHIBIT A attached hereto;

                  (e) Payment to Lender of all reasonable costs and expenses arising in connection with any Partial Release.

Notwithstanding any provision herein to the contrary, at such time as Lender provides to the title company (which is closing the sale of a Residence) a "pay-off' quote for a Residence being released from a Mortgage, in accordance with this PARAGRAPH 16, Borrower shall not be entitled to any further advances under the Loan with respect to such Residence.

         17. WAIVER OF JUDICIAL PROCEDURAL MATTERS. BORROWER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY LENDER IN CONNECTION WITH ANY OF THE LOAN INSTRUMENTS, ANY AND EVERY RIGHT IT MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) A TRIAL BY JURY (AND LENDER HEREBY ALSO WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING ARISING IN CONNECTION WITH THE LOAN INSTRUMENTS), (III) INTERPOSE ANY COUNTERCLAIM THEREIN (OTHER THAN A COMPULSORY COUNTERCLAIM) AND (IV) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING (UNLESS OTHERWISE REQUIRED BY LAW). Nothing herein contained shall prevent or prohibit

Borrower from instituting or maintaining a separate action against Lender with respect to any asserted claim.

         18. HEADINGS. The Paragraph headings hereof and in the Exhibits hereto are inserted for convenience of reference only and shall not alter, define, or be used in construing the text of such Paragraphs.

         19. [Intentionally Omitted]

         20. LIMITATIONS AND CONDITIONS OF ADVANCES. Anything in this Loan Agreement or any other of the Loan Instruments to the contrary notwithstanding, Lender shall have no obligation to make any Advances, unless and until Lender receives evidence satisfactory to it that Borrower has contributed at least $6,500,000.00 of Borrower's own funds toward the acquisition costs of the Acquisition Land and Inventory Lots.

         21. REQUIREMENTS FOR FIRST ADVANCE WITH RESPECT TO ACQUISITION LAND. Lender shall advance funds under the Loan for Acquisition Land only upon the satisfaction (in Lender's sole discretion) of the conditions to advances provided in this Loan Agreement and of the following conditions precedent:

                  (a) The execution and delivery by Borrower and Guarantor of such documents as Lender may require to evidence, govern or secure the portion of the Loan with respect to the Acquisition Land (including, without limitation, an Acquisition and Development Loan Agreement), with such revisions thereto as may be necessary in order to conform such documents with the terms and provisions of this Loan Agreement, and satisfaction of all conditions to advances as provided in such documents.

                   (b) Receipt and approval by Lender of such financial information, permits, budgets, plans, specifications, title commitments, surveys, contracts, estoppels, title policies, environmental reports, soils reports, utility letters, zoning letters and other due diligence matters as Lender may require.

                  (c) No default shall then exist under the Loan Instruments.

                  (d) The payment by Borrower of all title policy costs, Lender's attorneys' fees and all closing costs.

          Each and every document evidencing, governing or securing the Loan with respect to Acquisition Land shall be included in the defined term "LOAN INSTRUMENTS."

          22. HOMEOWNER'S ASSOCIATION; PROXY. Borrower shall cause the homeowners' association (whether now or hereafter existing) (the "HOMEOWNER'S ASSOCIATION") to comply with the terms and provisions of the Loan Instruments with respect to matters capable of performance by it. In addition, at all times Borrower shall grant Lender an irrevocable proxy with respect to Borrower's voting rights in the Homeowner's Association (which voting rights may be exercised by Lender only upon a default hereunder beyond any applicable grace or cure period).

         23. FINAL AGREEMENT. THE LOAN INSTRUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN LENDER AND BORROWER CONCERNING THE LOAN, AND THE LOAN INSTRUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF LENDER AND BORROWER OR ANY AGENT, BROKER, EMPLOYEE OR REPRESENTATIVE OF EITHER OF THEM. THERE ARE NO ORAL AGREEMENTS BETWEEN LENDER AND BORROWER.

             (The balance of this page is intentionally left blank.)

                                BORROWER:

                                OH INVESTMENTS, INC.,
                                a Florida corporation

                                By:  __________________________________________
                                       Name:       Richard D. Levy
                                       Title:      Chief Executive Officer

                                                            (Seal)


                                LENDER:

                                GUARANTY FEDERAL BANK, F.S.B.,
                                a federal savings bank


                                By:  __________________________________________
                                       Name:    _______________________________
                                       Title:   _______________________________
                                                         (Seal)

                                    EXHIBIT A

                                TO LOAN AGREEMENT

1. Introductory Paragraph. PROPERTY LIMITATIONS. At any given time, Residences, Inventory Lots and Acquisition Land financed under the Loan shall be limited to the following numbers, unless modified by Lender in writing:

          Total Residences:         Eighty-five (85)
          Specs:                    Twelve (12)
          Models:                   Eight (8)
          Inventory Lots:           Four hundred twenty-nine (429)
          Acquisition Land:         See below.

         Borrower may increase the number of Specs allowed above by the same number by which Borrower is short of the Models allowed above.

         The outstanding aggregate amount of the Loan Allocation for Acquisition Land and Inventory Lots at any time shall never exceed $15,787,200.00.

         The term "SPECS" means a Residence which is not a Model and is not Under Contract.

         The term "MODEL" means a Residence specifically utilized for the purposes of marketing other residential products.

         The term "UNDER CONTRACT" shall mean Residences under written contract to sell to bona fide third parties unrelated to Borrower, having no contingency or any other conditions not reasonably susceptible to being satisfied, providing for earnest money deposits of at least $500.00, and for which Lender has received preliminary loan approval from a bona fide residential permanent lender.

         The term "INVENTORY RESIDENCE" means any Residence which is not a Model.

2. Introductory Paragraph. APPROVED SUBDIVISIONS. The following subdivisions and any additional subdivisions approved in writing by Lender (the "APPROVED SUBDIVISIONS") are approved by Lender for the Residences and Acquisition Land:

         SUBDIVISION       COUNTY

         Vizcaya           Palm Beach

3. Introductory Paragraph. APPROVED PRICE RANGE. The maximum base price (being the sales price without options) for a Residence shall not exceed $225,000.00.

4. Paragraph 1(c). GUARANTOR. Guarantor of the Loan shall be, collectively: Craig S. Perry, an individual, Stephen I. Margolis, an individual, Centerline Homes, Inc., a Florida corporation, and Oriole Homes Corp., a Florida corporation.

5. Paragraph 2(h). LOAN COMMITMENT FEE. Borrower shall pay to Lender a Loan Commitment Fee of $267,872.00 ($157,872.00 for the portion of the Loan allocated to acquisition and development, and $110,000.00 for the portion of the Loan allocated to the construction of Residences, as shown on the Approved Budget).

6. Paragraphs 2(k) and 6(g). INSPECTION FEE. An inspection fee in the amount of Lender's actual expense for such inspection, shall be paid to Lender (to be withheld by Lender from Borrower's next advance under the Loan) per inspection per Property covered by such Mortgage.

7.       [Intentionally Omitted]

8.       [Intentionally Omitted]

9.       Paragraph 6(s). REQUIRED RELEASES. None.

10.      Paragraph 7. REQUIRED PRINCIPAL REDUCTIONS. None.

11. Paragraph 9. MATURITY AND EXTENSION. The maturity date of the Note shall be February 8,2003 (the "STATED MATURITY DATE"). However, provided no Event of Default then exists hereunder or under any other Loan Instrument, Lender shall extend the maturity of the Note until August 8,2003 (the "EXTENDED MATURITY Date"), upon (a) payment of an extension fee to Lender in the amount of one-half of one percent (1/2%) of the sum of the then outstanding principal balance of the Loan plus all amounts which Lender then may be obligated to advance in the future hereunder, (b) written request by Borrower to Lender on or before ninety (90) days prior to the Stated Maturity Date, (c) execution by Borrower of an agreement, in form and substance satisfactory to Lender, renewing and extending the indebtedness evidenced by the Note and the liens and security interests created by the Loan Instruments for the extension period, (d) payment of all out-of-pocket costs and expenses of extending the maturity date of the Loan, including, but not limited to the reasonable fees and actual expenses of Lender's counsel, recording costs and any endorsement to the Title Policy approved by Lender, and (e) Borrower shall have obtained a Partial Release of no less than three hundred one (301) Residences.

         After the Stated Maturity Date, or the Extended Maturity Date, as applicable, no additional Mortgage shall be recorded, no advances shall be made and the entire outstanding principal balance of the Note and Loan and any accrued and unpaid interest due thereon shall be fully due and payable.

12. Paragraph 10. ADDITIONAL DEFAULTS. In addition to the events of default stipulated in the Loan Instruments, it shall be a default under this Loan Agreement if Borrower and Guarantors fail to comply with any of the following:

                  (a)      The combined net worth of Craig S. Perry and Stephen
                           I. Margolis shall at no time be less than $4,000,000.00, calculated in conformity with generally accepted accounting principles ("GAAP") (applied on a consistent basis);

                  (b) Craig S. Perry, Stephen I. Margolis and Centerline Homes, Inc. shall at all times remain as the developer and contractor/builder in connection with, and active in the management of, the development of the Property and the construction of the Residences; provided, however, Borrower may remove Craig Perry, Stephen Margolis and Centerline Homes, Inc. from their position as developer and contractor/builder and may terminate their continuing involvement in the development of the Property and the construction of Residences only if (i) such parties engage in fraudulent activities against Borrower or the Property, or engage in other intentional misconduct which materially and adversely affects the development of the Property, and (ii) Borrower replaces such parties with a developer and contractor/builder (who undertakes active management of the Property's development) acceptable to Lender (in its sole and absolute discretion) within thirty
                           (30) days after the date of such proposed removal (the "REPLACEMENT DATE"). If Borrower fails to comply with the foregoing, then Borrower shall be in default hereunder unless, within sixty (60) days after the Replacement Date, Borrower pays the Loan in full by obtaining third-party lender financing or otherwise.

                  (c) At all times, Craig S. Perry and Stephen I. Margolis shall maintain at least $500,000.00 in combined "net equity," which "net equity" shall be determined as follows: the sum of (a) cash on hand, and (b) marketable securities (i.e., securities which are traded on a recognized national securities exchange, including NYSE, NASDAQ and AMEX);

                  (d) The minimum net worth of Oriole Homes Corp. shall at no time be less than $32,500,000.00, calculated in conformity with GAAP (applied on a consistent basis).

13. Paragraph 11. ADDITIONAL LOAN COVENANTS. Borrower shall fully perform and satisfy the following "ADDITIONAL LOAN COVENANTS": None.

14. Paragraph 16(d). RELEASE PRICE. The partial release price for each Property shall consist of the following: (A) an amount in cash equal to $42,320.00 (being one hundred fifteen percent [115%] of $36,800, the amount of the Loan allocated for each Lot) (the "LOT RELEASE PRICE"), together with (B) an amount in cash equal to one hundred percent (100%) of the outstanding balance of the Loan advanced by Lender for the construction of the Residence on such Lot (the "RESIDENCE RELEASE

         PRICE"). The sum of the Lot Release Price and the Residence Release Price shall together be the partial release price applicable to the release of a Property from the Mortgage.

          Notwithstanding the foregoing, should Borrower fail to obtain a Partial Release of at least forty-eight (48) Residences (and Lots) during any six (6) month period beginning November 30, 2000, the Partial Release price for a Property shall be an amount in cash equal to one hundred twenty-five percent (125%) of the outstanding balance of the Loan advanced by Lender for each Lot and the construction of the Residence thereon.

                                    EXHIBIT B

                                TO LOAN AGREEMENT

                                 APPROVED BUDGET

                                   [ATTACHED]

                            ACQUISITION & DEVELOPMENT
                             VIZCAYA - UPJOHN, INC.

                                 OHC INVESTMENTS

                                   08/04/2000

--------------------------------------------------------------------------------------------------------------------------------
                                            COST                         LOAN        LOAN ALLOC.
ITEM                                       PER LOT       BUDGET       ALLOCATION       PER LOT         EXPOSURE       EQUITY
--------------------------------------------------------------------------------------------------------------------------------
     PROJECT

         Purchase Price of Lots and          $30,082    $12,904.970      $6,404,970        $14,930               $0  $6.500,000
         Lots Under Development

     TOTAL LAND COST                         $30,082    $12,904,970      $6,404,970        $14,930               $0  $6,500,000

     HARD COSTS:

         Engineering and Architect              $683       $293,007        $293,007           $683               $0          $0
         Earthwork                              $359       $154,011        $154,011           $359               $0          $0
         Sanitary Sewer                         $983       $421,707        $421,707           $983               $0          $0
         Pavement and Curbs                   $1,357       $582,153        $582,153         $1,357               $0          $0
         Water and Utilities                    $722       $309,738        $309,738           $722               $0          $0
         Trenching                               $81        $34,749         $34,749            $81               $0          $0
         Common Areas                         $8,100     $3,474,900      $3,474,900         $8,100               $0          $0
         Guard House, Entry Monument             $72        $30,888         $30,888            $72               $0          $0
         Contingency 3.5%                       $625       $268,125        $268,125           $625               $0          $0
                                                ----

     OFF-SITE COSTS                           $4,960     $2,127.840      $2,127,840         $4,960               $0          $0
                                                         ----------      ----------         ------               --          --

     TOTAL HARD COSTS:                       $17,942     $7,697,118      $7,697,118        $17,942               $0          $0

     SOFT COSTS:

        Loan Fee                                $368       $157,872        $157,872           $368               $0          $0
        Doc Stamp Tax                           $203        $87,087         $87,087           $203               $0          $0
        Hearthstone Interest                      $0             $0              $0             $0               $0          $0
        Real Estate Taxes                       $732       $314,028        $314,028           $732               $0          $0
        Legal                                    $24        $10,296         $10,296            $24               $0          $0
        Appraisal                                $14         $6,006          $6,006            $14               $0          $0
        Other                                     $0             $0              $0             $0               $0          $0
        Interest Expense @ 11.5%              $2,587     $1,109,823      $1,109,823         $2,587               $0          $0
                                              ------     ----------      ----------         ------               --          --

     TOTAL SOFT COSTS:                        $3,928     $1,685,112      $1,685,112        $3,928                $0          $0
                                              ------     ----------      ----------        -------               --          --

     TOTAL COSTS:                            $51,952    $22,287,200     $15,787,200        $36,800               $0  $6,500,000
                                         -------------------------------------------                                ------------
                                                                    ------------------------------------------------------------

     CASH INJECTED AT CLOSING                                            $6,500,000
     EQUITY INJECTED DURING DEVELOPMENT                                          $0
     TOTAL SOURCES OF FUNDS                                             $22,287,200
     APPRAISAL VALUE (EST.)                                             $21,050.000
                                                                    ----------------
                                                                                                                         70.84%
                                                                                                                         75.00%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

      ORGINAL # OF LOTS                                                                                         504
      LOTS RELEASED BY JULY 3, 2000                                                                              75
      REMAINING LOTS                                                                                            429
      TOTAL ACRES                                                                                            117.00
      DENSITY (LOTS PER ACRE)                                                                                  3.67
      LAND COST PER ACRE                                                                                        N/A
      DEVELOPMENT HARD COST PER ACRE                                                                       $190,489
      RELEASE PRICE                                                                                         $42,320
      LOT RELEASE PRICE AS A PERCENTAGE OF AVERAGE LOAN PER LOT                                                115%
      ESTIMATED LOT RELEASES TO PAYOFF LOAN                                                                     383
      AVERAGE OUTSTANDING BALANCE                                                                        $4,750,740
      AVERAGE UNFUNDED COMMITMENT                                                                        $3,593,611

--------------------------------------------------------------------------------------------------------------------------------


Draw 2-Start Up                                       11%
Draw 3-1st Tie Beam                                   23%
Draw 4-Interior Framed                                12%
Draw 5-Roughs Complete                                12%
Draw 6-Drywall Finished                               11%
Draw 7-Interior Painted, Cabinets In                  12%
Draw 8-Countertops, Tile Complete                      4%
Draw 9-Finals Complete                                11%
Draw 10-House Complete                                 4%
                                                     100%

CUMULATIVE DRAW SCHEDULE

Draw 1-Prestart/Fees
Draw 2-Start Up                                      200%
Draw 3-1st Tie Beam                                  189%
Draw 4-Interior Framed                               166%
Draw 5-Roughs Complete                               154%
Draw 6-Drywall Finished                              142%
Draw 7-Interior Painted, Cabinets In                 131%
Draw 8-Countertops, Tile Complete                    119%
Draw 9-Finals Complete                               115%
Draw 10-House Completed                              104%

                                    EXHIBIT C

                             APPLICATION FOR ADVANCE

TO:    Guaranty Federal Bank, F.S.B.

FROM:  _____________________

Date of this Application: ____________________

Loan No.:  ____________________

         Reference is made to the loan agreement dated _______, 2000 (and any and all amendments thereto, if any) (collectively referred to as the "AGREEMENT") between the undersigned ("BORROWER") and Guaranty Federal Bank, F.S.B. ("LENDER"). Terms that are defined in the Agreement are used herein.

          This Application for Advance is made pursuant to the Agreement for the sole purpose of inducing Lender to act by making an Advance of loan proceeds on the items listed in reliance upon the statements contained herein. The individual executing this Application for Advance on behalf of Borrower hereby certifies and agrees (i) that this Application for Advance is for work actually performed or delivered, and (ii) that any of the above sums which are paid and/or delivered to Borrower for the payee have or will be paid by Borrower to the person or firm entitled to said payment within ten (10) days of receipt of the Advance. The undersigned individual further acknowledges that such individual has full knowledge of all information and facts contained herein and that Borrower has authorized payment of the same. The undersigned individual has attached a copy of items of information and documentation, including invoices, canceled checks, lien waivers and other evidence as may be required by Lender for such Advance pursuant to the Agreement. The undersigned individual hereby certifies, on behalf of Borrower, that all representations and warranties contained in the Loan Instruments shall be true and correct on the date of the Advance, that only Lender approved changes have been made to the Plans and Specifications, that Lender has approved all [CHANGES IN THE CONSTRUCTION COST BREAKDOWN AND THE TOTAL PROJECT COSTS ARE SUFFICIENT TO COMPLETE THE PROJECT]. The undersigned individual represents, warrants and certifies under penalty of perjury, individually and on behalf of Borrower, that he/she has the full authority to execute this Application for Advance on behalf of Borrower and all disclosed principals and guarantors, and that this Application for Advance is true, correct and complete as of the date indicated.

          Borrower hereby submits this Application for Advance pursuant to the Agreement. The individual executing this Application for Advance on behalf of Borrower warrants and represents that he\she is authorized to execute and deliver this Application for Advance, and is fully cognizant of all facts and matters herein stated. Borrower understands that this Application for Advance is made for the purpose of inducing Lender to make an Advance to Borrower and that, in making any such Advance, Lender will rely upon the accuracy of the matters stated in this Application for Advance.

[INSTRUCTIONS: CHECK FIRST BOX IF ADVANCES ARE MADE BASED UPON A WIP OR BORROWING BASE REPORT; CHECK THE SECOND BOX IF ADVANCES ARE MADE BASED UPON ACTUAL COSTS INCURRED IN ACCORDANCE WITH THE BUDGET (AS AMENDED) APPROVED BY LENDER.]

| |       WIP or Borrowing Base

         1. CURRENT BORROWING BASE. Borrower hereby represents to Lender, understanding that Lender is relying on such representation in making the Advance requested herein, that the Borrowing Base shown in the WIP Report (or borrowing base report) dated ____________ is true and correct.

         2. REQUESTED AMOUNT OF ADVANCE. Borrower hereby requests an Advance in the amount of $__________ from the available to draw total of $___________________.

| |      Actual Costs

         On behalf of the Borrower, the undersigned has requested that Lender disburse to Borrower the aggregate amount of $ _______________, in connection with the project addresses described in the Check/DDA/Wire Transfer Disbursement Pre-List dated ___________________, and upon receipt of said amount declares that bills for all labor performed and materials used to date hereof, on the properties described in the Check/DDA/Wire Transfer Disbursement Pre-List dated ________________________, have been fully paid or will be paid with this Advance.

         Executed this ______ day of _______________, 2000.

                         BORROWER:

                         ______________________________________________________

                         a ____________________________________________________

                         By:  _________________________________________________
                                  Name:________________________________________
                                  Title:_______________________________________



                                       2